Exhibit 10.189

                              ASSIGNMENT AGREEMENT

      THIS ASSIGNMENT AGREEMENT (this "Agreement") made as of this 8th day of September, 1999 by and between CAREMATRIX OF MASSACHUSETTS, INC., a Delaware corporation ("Assignee") and ABRAHAM D. GOSMAN, an individual resident of Florida, in his individual capacity and on behalf of the "ADG Entities" set forth on Schedule 1 attached hereto ("Assignor").

                              W I T N E S S E T H

      WHEREAS, Assignor holds, directly or indirectly, certain interests in the entities identified as the "Subject Partnerships" set forth on Schedule 1 attached hereto (collectively, the "Partnerships"); and

      WHEREAS, pursuant to the partnership agreements and other constituent documents of the Partnerships (the "Partnership Documents"), Assignor has the right to receive distributions from the Partnerships (the "Partnership Distributions"); and

      WHEREAS, Assignor desires to assign all of its right, title and interest in and to certain Partnership Distributions to Assignee, and Assignee desires to acquire the same.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1. In consideration of $1,700,000, paid this day by Assignee, Assignor hereby assigns, sets over and transfers unto Assignee to have and to hold from and after the date hereof, all of the right, title and interest of Assignor in, to and under the Partnership Agreement, to all Partnership Distributions received or receivable by Assignor until such time as Assignee has received and amount equal to the sum of (a) $1,700,000, plus (b) the product of (i) $1,700,000, (ii) the
            Interest Factor (hereinafter defined), and (iii) the number of days from the date hereof until Assignee receives all Partnership Distributions it is entitled to receive hereunder. The "Interest Factor" shall be the so-called "Prime Rate" or "Base Rate" of the Chase Manhattan Bank in effect as of the date hereof calculated on a daily rate. A sample calculation is attached hereto as Exhibit B.

      2. Assignor hereby warrants and represents that (a) the Partnership Documents are in full force and effect, (b) Assignor has not received any notice of default with respect to the Partnership Documents or Assignor's right to receive the Partnership Distributions, (c) the document or documents attached hereto as Exhibit A constitute a true, correct and complete copy of the Partnership Documents, and (d) Assignor has obtained any and all consents needed in connection with the matters contemplated hereby, including, without limitation, any and all consents from the Partnerships.

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      3.    Assignor hereby covenants and agrees to take any and all steps deemed reasonably necessary by Assignee in order to assist Assignee in collecting the Partnership Distributions and otherwise receiving the benefits of this Agreement.

      4. This Agreement (a) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, (b) shall be governed by the laws of the Commonwealth of Massachusetts, and (c) may not be modified orally, but only by a writing signed by each of Assignor and Assignee.

                              [SIGNATURES ON FOLLOWING PAGE]
                    [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.


                                     /s/ Abraham D. Gosman
                                     -------------------------------------
                                     Name:  Abraham D. Gosman


                                    CAREMATRIX OF MASSACHUSETTS, INC.


                                    By: /s/ David B. Currie
                                       -----------------------------------
                                       Name: David B. Currie
                                       Title: Senior Vice President
                                       hereunto duly authorized

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                                   SCHEDULE 1

                      (Subject Partnerships & ADG Entities)

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          Subject Partnerships                        ADG Entities
          --------------------                        ------------
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De Guardiola Development Ventures        A.M.A Florida Land Ventures, Inc.
--------------------------------------------------------------------------------
North County Land Holdings, Ltd.         A.M.A Florida Land Ventures I, Inc.
                                         North County Land Equity Corporation
                                         (50% interest)
--------------------------------------------------------------------------------
Workplace Holdings, Ltd.                 AMA Florida Land Ventures I, Inc.
--------------------------------------------------------------------------------
Biltmore Medical Equity Investors, Ltd.  Abraham D. Gosman, Trustee of the
                                         Andrew Gosman 1995 Indenture of Trust
                                         Abraham D. Gosman, Trustee of the
                                         Michael Gosman 1995 Indenture of Trust
                                         Abraham D. Gosman
--------------------------------------------------------------------------------
Morristown Medical Equity Investors,     Abraham D. Gosman, Trustee of the
Ltd.                                     Andrew Gosman 1995 Indenture of Trust
                                         Abraham D. Gosman, Trustee of the
                                         Michael Gosman 1995 Indenture of Trust
                                         Abraham D. Gosman
--------------------------------------------------------------------------------
Okatie I Medical Investors, Ltd.         Abraham D. Gosman, Trustee of the
                                         Andrew Gosman 1995 Indenture of Trust
                                         Abraham D. Gosman, Trustee of the
                                         Michael Gosman 1995 Indenture of Trust
                                         Abraham D. Gosman
--------------------------------------------------------------------------------
SRH I Medical Equity Investors, Ltd.     Abraham D. Gosman
--------------------------------------------------------------------------------
Town Center I Commercial Investors, Ltd. AMA Florida Land Ventures I, Inc.
--------------------------------------------------------------------------------
Town Center I Residential Investors,     AMA Florida Land Ventures I, Inc.
Ltd.
--------------------------------------------------------------------------------
Town Center I Theatre Investors, Ltd.    AMA Florida Land Ventures I, Inc.
--------------------------------------------------------------------------------

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                                    EXHIBIT A
                                    ---------

                             (Partnership Documents)

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                                    EXHIBIT B
                                    ---------

                              (sample calculation)

      If the Interest Factor is 0.00022 (based on a Chase Prime Rate of 8%, and a 360 day year), and the Partnerships make their first distributions to Assignor on the date that is 100 days after the date of this Assignment in the amount of $2,000,000, Assignee shall be entitled to the first $1,737,400 of such distributions, and Assignor shall be entitled to retain the balance.

      (a) = $1,700,000
      (b) = (i) $1,700,000 x (ii) 0.00022 x (iii) 100 days = $37,400

      (a) + (b) = $1,700,000 + $37,400 = $1,737,400